                                                                         EX-23.6


The Board of Directors
Rose Hills Company:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                        /s/ KPMG
                                        -------------------
                                        Chartered Accountants


Vancouver, Canada
July 29, 1997